                                                                   EXHIBIT 10.15

                     SECOND AMENDMENT TO CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of February 8, 2000, by and between SHOE PAVILION CORPORATION, a Washington corporation ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").


                                    RECITALS
                                    --------

     WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Credit Agreement between Borrower and Bank dated as of December 1, 1998, as amended from time to time ("Credit Agreement").

     WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Credit Agreement and have agreed to amend the Credit Agreement to reflect said changes.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Credit Agreement shall be amended as follows:

     1. Section 5.6 is hereby deleted in its entirety, and the following substituted therefor:

               "SECTION 5.6. DIVIDENDS, DISTRIBUTIONS. Declare or pay any dividend or distribution either in cash, stock or any other property on Borrower's stock now or hereafter outstanding, nor redeem, retire, repurchase or otherwise acquire any shares of any class of Borrower's stock now or hereafter; provided however, Borrower may repurchase any such shares of stock, in a maximum aggregate amount of $2,000,000.00."

     2. Except as specifically provided herein, all terms and conditions of the Credit Agreement remain in full force and effect, without waiver or modification. All terms defined in the Credit Agreement shall have the same meaning when used in this Amendment. This Amendment and the Credit Agreement shall be read together, as one document.

     3. Borrower hereby remakes all representations and warranties contained in the Credit Agreement and reaffirms all covenants set forth therein. Borrower further certifies that as of the date of this Amendment there exists no Event of Default as defined in the Credit Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

                                             WELLS FARGO BANK,
SHOE PAVILION CORPORATION                     NATIONAL ASSOCIATION

By: /s/ [ILLEGIBLE]^^                        By: /s/ Brian O'Melveny
    -------------------------                    ------------------------
                                                  Brian O'Melveny
Title: CHAIRMAN & CEO                             Vice President
       ----------------------

                                                           CORPORATE RESOLUTION:
WELLS FARGO BANK                                             CONTINUING GUARANTY
--------------------------------------------------------------------------------


TO:  WELLS FARGO BANK, NATIONAL ASSOCIATION

     RESOLVED: That this corporation, Shoe Pavilion, Inc., will benefit by any credit now or hereafter extended by Wells Fargo Bank, National Association ("Bank") to Shoe Pavilion Corporation ("Borrower").

     BE IT FURTHER RESOLVED, that any one of the following officers:

     CHAIRMAN & CEO, VICE PRESIDENT & CFO

     together with any one of the following officers:

     NONE

of this corporation be and they are hereby authorized and empowered for and on behalf of and in the name of this corporation and as its corporate act and deed:

     (a) to guarantee the repayment of any indebtedness of Borrower to Bank in an amount or amounts not to exceed at any one time the sum of $20,000,000.00 for principal, plus all interest accrued thereto and costs and expenses pertaining thereto; and

     (b) to execute and deliver to Bank such continuing guaranties and endorsements, all in form and substance satisfactory to Bank, as Bank may request, together with such other contracts or instruments as Bank deems necessary or convenient to accomplish the purposes of this resolution and/or to perfect or continue the rights and remedies to be given to Bank pursuant hereto.

     BE IT FURTHER RESOLVED, that the authority hereby conferred is in addition to that conferred by any other resolution heretofore or hereafter delivered by this corporation to Bank and shall continue in full force and effect until Bank shall have received notice in writing, certified by the Secretary of this corporation, of the revocation hereof by a resolution duly adopted by the Board of Directors of this corporation. Any such revocation shall be effective only as to credit which is extended or committed by Bank, or actions which are taken by this corporation pursuant to the resolutions contained herein, subsequent to Bank's receipt of such notice. The authority hereby conferred shall be deemed retroactive, and any and all acts authorized herein which were performed prior to the passage of this resolution are hereby approved and ratified.


                     SEE REVERSE OF FORM FOR CERTIFICATION

                                 CERTIFICATION

     I, Gary Schwartz, Secretary of Shoe Pavilion, Inc., a corporation created and existing under the laws of the state of Delaware, do hereby certify and declare that the foregoing is a full, true and correct copy of the resolutions duly passed and adopted by the Board of Directors of said corporation, by written consent of all Directors of said corporation or at a meeting of said Board duly and regularly called, noticed and held on 2/15/00, at which meeting a quorum of the Board of Directors was present and voted in favor of said resolutions; that said resolutions are now in full force and effect; that there is no provision in the Articles of Incorporation or Bylaws of said corporation, or any shareholder agreement, limiting the power of the Board of Directors of said corporation to pass the foregoing resolutions and that such resolutions are in conformity with the provisions of such Articles of Incorporation and Bylaws; and that no approval by the shareholders of, or of the outstanding shares of, said corporation is required with respect to the matters which are the subject of the foregoing resolutions.

  IN WITNESS WHEREOF, I have hereunto set my hand and, if required by Bank affixed the corporate seal of said corporation, as of 2/15/00.

                                          /s/   Gary Schwartz
                                          --------------------------------
                                                Gary Schwartz, Secretary

(SEAL)

WELLS FARGO BANK                                       CERTIFICATE OF INCUMBENCY
--------------------------------------------------------------------------------

TO: WELLS FARGO BANK, NATIONAL ASSOCIATION

     The undersigned, Gary Schwartz, Secretary of Shoe Pavilion, Inc., a corporation created and existing under the laws of the state of Delaware, hereby certifies to Wells Fargo Bank, National Association ("Bank") that (a) the following named persons are duly elected officers of this corporation and presently hold the titles specified below, (b) said officers are authorized to act on behalf of this Corporation in transactions with Bank, and (c) the signature opposite each officer's name is his or her true signature:


TITLE                          NAME                    SIGNATURE

Chairman & CEO                 Dmitry Beinus           /s/ D Beinus
--------------------           -------------           ------------------------

Vice President & CEO           Gary Schwartz           /s/ Gary Schwartz
--------------------           -------------           ------------------------

--------------------           -------------           ------------------------

--------------------           -------------           ------------------------

--------------------           -------------           ------------------------

     The undersigned further certifies that if any of the above-named officers change, or if, at any time, any of said officers are no longer authorized to act on behalf of this corporation in transactions with Bank, this corporation shall immediately provide to Bank a new Certificate of Incumbency. Bank is hereby authorized to rely on this Certificate of Incumbency until a new Certificate of Incumbency certified by the Secretary of this corporation is received by Bank.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the corporate seal of said corporation as of 2/15/00.


                                        /s/ Gary Schwartz
                                        --------------------------------
                                        Gary Schwartz, Secretary


(SEAL)

WELLS FARGO BANK                                 CORPORATE RESOLUTION: BORROWING
--------------------------------------------------------------------------------

TO: WELLS FARGO BANK, NATIONAL ASSOCIATION

     RESOLVED: That this corporation, Shoe Pavilion Corporation, proposes to obtain credit from time to time, or has obtained credit, from Wells Fargo Bank, National Association ('Bank').

     BE IT FURTHER RESOLVED, that any one of the following officers:

     CHAIRMAN & CEO, VICE PRESIDENT & CFO together with any one of the following officers:

     NONE

of this corporation be and they are hereby authorized and empowered for and on behalf of and in the name of this corporation and as its corporate act and deed:

     (a) To borrow money from Bank and to assume any liabilities of any other person or entity to Bank, in such form and on such terms and conditions as shall be agreed upon by those authorized above and Bank, and to sign and deliver to Bank such promissory notes and other evidences of indebtedness for money borrowed or advanced and/or for indebtedness assumed as Bank shall require; such promissory notes or other evidences of indebtedness may provide that advances be requested by telephone communication and by any officer, employee or agent of this corporation so long as the advances are deposited into any deposit account of this corporation with Bank; this corporation shall be bound to Bank by, and Bank may rely upon, any communication or act, including telephone communications, purporting to be done by any officer, employee or agent of this corporation provided that Bank believes, in good faith, that the same is done by such person.

     (b) To contract for the issuance by Bank of letters of credit, to discount with Bank notes, acceptances and evidences of indebtedness payable to or due this corporation, to endorse the same and execute such contracts and instruments for repayment thereof to Bank as Bank shall require, and to enter into foreign exchange transactions with or through Bank.

     (c) To mortgage, encumber, pledge, convey, grant, assign or otherwise transfer all or any part of this corporation's real or personal property for the purpose of securing the payment of any of the promissory notes, contracts, instruments and other evidences of indebtedness authorized hereby, and to execute and deliver to Bank such deeds of trust, mortgages, pledge agreements, security agreements and/or other related documents as Bank shall require.

     (d) To perform all acts and to execute and deliver all documents described above and all other contracts and instruments which Bank deems necessary or convenient to accomplish the purposes of this resolution and/or to perfect or continue the rights, remedies and security interests to be given to Bank pursuant hereto, including without limitation, any modifications, renewals and/or extensions of any of this corporation's obligations to Bank, however evidenced; provided that the aggregate principal amount of all sums borrowed and credits established pursuant to this resolution shall not at any time exceed the sum of $2S,000,000.00 outstanding and unpaid.

     Loans made pursuant to a special resolution and loans made by offices of Bank other than the office to which this resolution is delivered shall be in addition to foregoing limitation.

     BE IT FURTHER RESOLVED, that the authority hereby conferred is in addition to that conferred by any other resolution heretofore or hereafter delivered by this corporation to Bank and shall continue in full force and effect until Bank shall have received notice in writing, certified by the Secretary of this corporation, of the revocation hereof by a resolution duly adopted by the Board of Directors of this corporation. Any such revocation shall be effective only as to credit which is extended or committed by Bank, or actions which are taken by this corporation pursuant to the resolutions contained herein, subsequent to Bank's receipt of such notice. The authority hereby conferred shall be deemed retroactive, and any and all acts authorized herein which were performed prior to the passage of this resolution are hereby approved and ratified.

                                 CERTIFICATION

  I, Gary Schwartz, Secretary of Shoe Pavilion Corporation, a corporation created and existing under the laws of the state of Washington, do hereby certify and declare that the foregoing is a full, true and correct copy of the resolutions duly passed and adopted by the Board of Directors of said corporation, by written consent of all Directors of said corporation or at a meeting of said Board duly and regularly called, noticed and held on 2/15/00, at which meeting a quorum of the Board of Directors was present and voted in favor of said resolutions; that said resolutions are now in full force and effect; that there is no provision in the Articles of Incorporation or Bylaws of said corporation, or any shareholder agreement, limiting the power of the Board of Directors of said corporation to pass the foregoing resolutions and that such resolutions are in conformity with the provisions of such Articles of Incorporation and Bylaws; and that no approval by the shareholders of, or of the outstanding shares of, said corporation is required with respect to the matters which are the subject of the foregoing resolutions.

  IN WITNESS WHEREOF, I have hereunto set my hand and, if required by Bank affixed the corporate seal of said corporation, as of 2/15/00.

                                     /s/ Gary Schwartz
                                     -----------------------------
                                         Gary Schwartz, Secretary

(SEAL)

WELLS FARGO BANK                                       CERTIFICATE OF INCUMBENCY
--------------------------------------------------------------------------------


TO: WELLS FARGO BANK, NATIONAL ASSOCIATION

  The undersigned, Gary Schwartz, Secretary of Shoe Pavilion Corporation, a corporation created and existing under the laws of the state of Washington, hereby certifies to Wells Fargo Bank, National Association ("Bank") that (a) the following named persons are duly elected officers of this corporation and presently hold the titles specified below, (b) said officers are authorized to act on behalf of this Corporation in transactions with Bank, and (c) the signature opposite each officer's name is his or her true signature:


TITLE                           NAME                      SIGNATURE

  Chairman CEO                    Dmitry Beinus             /s/ D Beinus
------------------------        ----------------------    --------------------
  Vice President & CEO            Gary Schwartz             /s/ Gary Schwartz
------------------------        ----------------------    --------------------

------------------------        ----------------------    --------------------

------------------------        ----------------------    --------------------

------------------------        ----------------------    --------------------

------------------------        ----------------------    --------------------


  The undersigned further certifies that if any of the above-named officers change, or if, at any time, any of said officers are no longer authorized to act on behalf of this corporation in transactions with Bank, this corporation shall immediately provide to Bank a new Certificate of Incumbency. Bank is hereby authorized to rely on this Certificate of Incumbency until a new Certificate of Incumbency certified by the Secretary of this corporation is received by Bank.

  IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the corporate seal of said corporation as of 2/15/00.

                                       /s/ Gary Schwartz
                                       -------------------------------
                                           Gary Schwartz, Secretary

(SEAL)
                                                                          Page 1